SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                August 3, 1995
                     (Date of earliest event reported)

                             The Harvey Group Inc.
           (Exact name of Registrant as specified in its charter)

       New York                1-4626                 13-1534671
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                600 Secaucus Road, Secaucus, New Jersey 07094
        (Address of principal executive offices, including zip code)

                               201-865-3418
            (Registrant's telephone number, including area code)


     Item 3.  Bankruptcy or Receivership.

               On August 3, 1995, The Harvey Group Inc. and its wholly owned subsidiary, Harvey Sound, Inc., filed petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The case numbers are 95B-43360 and 95B-43361, respectively.

     Item 5.  Other Events.

               A.  Press Release.

               On August 3, 1995, the Registrant issued a press release, a copy of which is attached as Exhibit 99 to this Form 8-K.

     Item 7.   Financial Statements and Exhibits.

               (c.) Exhibits

     Exhibit Number           Description

          99                  Press Release dated August 3, 1995.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DATED:  August 9, 1995.

                                   THE HARVEY GROUP INC.

                                   By:
                                        Joseph J. Calabrese, Jr.
                                        Vice President, Secretary,
                                        Chief Financial Officer,
                                        Chief Accounting Officer